                                                                Exhibit 24

                               POWER OF ATTORNEY

         I appoint each of William A. Tsacalis and Fred J. Runk as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be sold by the Selling Shareholder named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on April 7, 1995 at Cincinnati, Ohio.



                                        /s/ Carl H. Lindner
                                        ----------------------------------
                                        Carl H. Lindner

                               POWER OF ATTORNEY

         I appoint each of William A. Tsacalis and Fred J. Runk as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be sold by the Selling Shareholder named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on April 6, 1995 at Cincinnati, Ohio.



                                        /s/ Keith E. Lindner
                                        ----------------------------------
                                        Keith E. Lindner

                               POWER OF ATTORNEY

         I appoint each of William A. Tsacalis and Fred J. Runk as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be sold by the Selling Shareholder named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on April 7, 1995 at Cincinnati, Ohio.



                                        /s/ S. Craig Lindner
                                        -----------------------------------
                                        S. Craig Lindner

                               POWER OF ATTORNEY

         I appoint each of William A. Tsacalis and Fred J. Runk as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be sold by the Selling Shareholder named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

         Executed pursuant to the requirements of the Securities Act of 1933, on April 10, 1995 at Cincinnati, Ohio.



                                        /s/ Ronald F. Walker
                                        --------------------------------
                                        Ronald F. Walker